PROSPECTUS DECEMBER 29, 1999
(Revised June 28, 2000)

U.S. GOVERNMENT
MONEY MARKET FUND

Chase Vista
Money Market Funds

MUTUAL FUND INVESTMENTS
OFFERED THROUGH
LIPPER & COMPANY, L.P.

VISTA SHARES


                          The Securities and
                          Exchange Commission
                          has not approved or
                          disapproved these
                          securities or determined
                          if this prospectus is
                          truthful or complete. Any
                          representation to the
                          contrary is a criminal
                          offense.

[CHASE VISTA FUNDS(SM) LOGO]
                                                                       PL2-1-600

 CHASE VISTA U.S. GOVERNMENT MONEY
 MARKET FUND                                  1

 THE FUND'S INVESTMENT ADVISER                5

 HOW YOUR ACCOUNT WORKS                       6

 HOW TO BUY SHARES                            6

 HOW THE SHARES ARE PRICED                    7

 HOW TO SELL SHARES                           8

 HOW TO EXCHANGE SHARES                      10

 DISTRIBUTION ARRANGEMENTS                   10

 OTHER INFORMATION CONCERNING THE FUND       11

 DISTRIBUTIONS AND TAXES                     11

 WHAT THE TERMS MEAN                         13

 FINANCIAL HIGHLIGHTS OF THE FUND            14

 HOW TO REACH US                     Back cover

--------------------------------------------------------------------------------
CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------


[BEGIN SIDEBAR]

The Fund's
objective

The Fund aims to
provide the highest
possible level of
current income while
still maintaining
liquidity and
preserving capital.

[END SIDEBAR]

The Fund's
main investment strategy

The Fund invests substantially all its assets in:

o debt securities issued or guaranteed by the U.S. Treasury or agencies or authorities of the U.S. Government, and

o  repurchase agreements using these securities as collateral.

The dollar weighted average maturity of the Fund will be 60 days or less and the Fund will buy only those instruments which have remaining maturities of 397 days or less.

The Fund seeks to maintain a net asset value of $1.00 per share.

The Fund may invest significantly in securities with floating or variable rates of interest. Their yields will vary as interest rates change.

The Fund invests only in securities issued and payable in U.S. dollars. Each investment must have the highest possible short-term rating from at least two national rating organizations, or one such rating if only one organization rates that security. Alternatively, some securities may have additional third party guarantees in order to meet the rating requirements mentioned above. If the security is not rated, it must be considered of comparable quality by the Fund's advisers.

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

The Fund seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities, market sectors and issuers.

The Fund may change any of its investment policies (except its investment objective) without shareholder approval.[logo]


The Fund's main investment risks

The Fund attempts to keep its net asset value constant, but there's no guarantee it will be able to do so.

The value of money market investments tends to fall when prevailing interest rates rise, although they're generally less sensitive to interest rate changes than longer-term securities.

Repurchase agreements involve some risk to the Fund if the other party does not live up to its obligations under the agreement.

Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash. This would hurt the Fund's performance.[logo]

[BEGIN SIDEBAR]

Investments in the Fund are not
bank deposits or obligations of,
or guaranteed or endorsed by,
The Chase Manhattan Bank or
any of its affiliates and are not
insured by the FDIC, the Federal
Reserve Board or any other
government agency. Although the
U.S. Government Money Market
Fund seeks to preserve the value
of your investment at $1.00 per
share, it is possible to lose money
by investing in the Fund.

Securities in the Fund's portfolio
may not earn as high a current
income as longer term or
lower-quality securities.

[END SIDEBAR]

The Fund's past performance
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund.

The performance for the period before Vista Class shares were launched in January 1993 is based upon performance for Premier Class shares of the Fund. The actual returns of Vista shares would have been lower than shown because Vista shares have higher expenses than Premier shares.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.[logo]


YEAR-BY-YEAR RETURNS
Past performance does not predict how this Fund will perform in the future.

The bars for 1989-1992 are based upon performance for Premier Class Shares of the Fund.

[BEGIN BAR CHART PLOT POINTS]

1989            8.72%
1990            7.70%
1991            5.81%
1992            3.40%
1993            2.44%
1994            3.58%
1995            5.28%
1996            4.90%
1997            5.09%
1998            5.00%
1999            4.63%

[END PLOT POINTS]

--------------------------------------------
The total return of the fund from January 1, 2000 to March 31, 2000 was 1.30%.

---------------------------------------
  BEST QUARTER                   2.21%
---------------------------------------
                     2nd quarter, 1989

---------------------------------------
  WORST QUARTER                  0.59%
---------------------------------------
                     2nd quarter, 1993

AVERAGE ANNUAL TOTAL RETURNS
For the periods ending December 31, 1999

                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------
 VISTA SHARES   4.63%         4.98%          4.77%
----------------------------------------------------------

CHASE VISTA U.S. GOVERNMENT MONEY MARKET FUND

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):
None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS):*

                                                         TOTAL ANNUAL
                  MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
CLASS OF SHARES   FEE          (12B-1) FEES   EXPENSES   EXPENSES
-----------------------------------------------------------------------
 VISTA SHARES     0.10%        0.10%          0.49%      0.69%
-----------------------------------------------------------------------

*The table is based on expenses incurred in the most recent fiscal year.

The actual Other Expenses are currently expected to be 0.39% and the Total Annual Fund Operating Expenses are expected not to exceed 0.59%. That's because The Chase Manhattan Bank (Chase) and some of the Fund's other service providers have volunteered not to collect a portion of their fees and to reimburse others. Chase and these other service providers may terminate this arrangement at any time.

The table does not reflect charges or credits which investors might incur if they invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000
o you sell all your shares at the end of the period
o your investment has a 5% return each year, and
o the Fund's operating expenses are not waived and remain the same as shown above.

Although your costs may be higher or lower, based on these assumptions:

YOUR COSTS WOULD BE:

NUMBER OF YEARS:   1       3        5        10
----------------------------------------------------
 COSTS:            $70     $221     $384     $859
----------------------------------------------------

--------------------------------------------------------------------------------
THE FUND'S INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's investment adviser

The Chase Manhattan Bank (Chase) is the investment adviser to the Fund. Chase is a wholly owned subsidiary of The Chase Manhattan Corporation, a bank holding company. Chase provides the Fund with investment advice and supervision. Chase and its predecessors have more than a century of money management experience. Chase is located at 270 Park Avenue, New York, New York 10017.

For the fiscal year ended August 31, 1999, Chase was paid a management fee of 0.10% of the average daily net assets of the Fund.

Chase Asset Management, Inc. (CAM) is the sub-adviser to the Fund. CAM is a wholly-owned subsidiary of Chase. It makes the day-to-day investment decisions for the Fund. CAM provides discretionary investment advisory services to institutional clients. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

How to buy shares

You can open an account through Lipper & Company, L.P. (Lipper) with as little as $2,500. The minimum is $1,000 for IRAs, SEP-IRAs and Systematic Investment Plans (see below).

By mail
You may buy shares of the Fund by completing and signing an account application and mailing it, together with a check payable to "The Lipper Funds, Inc.," to:

The Lipper Funds, Inc.
c/o Chase Global Funds
   Services Company
P.O. Box 2798
Boston, MA 02208-2798

If you pay by check, you won't be able to sell your shares until your check clears. That could take 15 calendar days or longer. If a bank does not honor a check used to buy shares, the order will be canceled and the shareholder will be responsible for any losses or expenses the Fund incurs.

By wire
You may buy shares by wiring federal funds. For best service, follow these steps:

1) Phone toll free at 1-800-LIPPER9 before you wire the funds. Give your name, address, telephone number, Social Security or Tax Identification Number, the Fund name and class of shares you want to buy, the amount being wired and the name of the bank wiring the funds. If you don't already have a Lipper Funds account, an account number will be provided.

2) Tell your bank to wire the money to the Fund's custodian as follows:

The Chase Manhattan Bank
New York, N.Y. 10003
ABA # 0210-0002-1
DDA Acct #910-2-753168
F/B/O The Lipper Funds, Inc.
Ref: U.S. Government Money Market
Your bank account number
Your bank account name

3) Complete and sign an account application. Sign the carbon copy and send it to the transfer agent, Chase Global Funds Services Company (Chase Global), at the address shown in the "By mail" section above. It's important to send the application as soon as possible since you won't be able to sell, exchange or transfer your shares until Chase Global receives the application. Purchase orders will be accepted only on days when both the New York Stock Exchange and Chase Global are open for business.

Additional investments
You can make additional investments in the Fund at any time with as little as $100. Just follow the procedures explained above for buying by mail or wire. It's important to include your Lipper Funds account number, account name and the Fund and class of shares you want to buy. Write the information on the check or wire order to make sure the money is credited properly.

Mail orders must include the "Invest by Mail" stub which accompanies each Fund's confirmation statement.


HOW YOUR ACCOUNT WORKS

The Systematic Investment Plan
The Systematic Investment Plan lets you make regular investments of $100 or more by having the money automatically debited from a bank savings or checking account.

To set up the plan, complete the appropriate section of the account application when you open your account. If you're already a shareholder and want to start a plan, send a signed letter with a signature guarantee and a deposit slip or check marked "Void" to Chase Global at the address shown above. Call 1-800-LIPPER9 for complete instructions.


How the shares are priced

The price of your shares is the net asset value per share (NAV) of $1.00. NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund seeks to maintain a stable NAV. The Fund uses the amortized cost to value its portfolio of securities. This method provides more stability in valuations. However, it may also result in periods during which the stated value of a security is different than the price the Fund would receive if it sold the investment.

The NAV is generally calculated as of 4:00 p.m. Eastern time, each day the Fund is accepting purchase orders. When certain automated share purchase programs are introduced, we'll also calculate the NAV at 6:00 p.m. You'll pay the next NAV calculated after our agent, the Chase Global receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The center accepts purchase orders on any business day that the Federal Reserve Bank of New York and the New York Stock Exchange are open. If you send us an order in proper form by the Fund's cut-off time, we'll process your order at that day's price and you'll be entitled to all dividends declared on that day. If we receive your order after the cut-off time, we'll generally process it at the next day's price, but we may process it that day if we receive it before 4:00 p.m. Eastern time. If you pay by check before the cut-off time, we'll generally process your order the next day the Fund is open for business. Normally, the cut-off is 4:00 p.m Eastern time for the Fund.

If the Public Securities Association recommends an early close to trading on the U.S. Government securities market, the Fund may close earlier.

The Fund reserves the right to reject any purchase order.

How to sell shares
You can sell your shares on any day the Fund is open for business, either through Lipper or through Chase Global. If your order is accepted before 2 p.m. Eastern time, the Fund generally sends the proceeds on the next day it's open for business. The Fund will not allow you to sell your shares if you haven't yet paid for them. The price you receive is the next NAV calculated after Lipper or Chase Global accepts your order to sell. Under unusual circumstances, the Fund may stop accepting orders or may postpone payment for more than seven business days, as permitted by federal securities law.

Selling through Lipper
Your investment representative will be responsible for sending all the necessary documents. They should be addressed to The Lipper Funds, Inc., c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02208

By mail
To sell by mail, include the following:

1) A letter of instruction showing the number of shares or dollar amount you want to sell, the Fund name and the class of shares. All registered owners of the shares must sign the letter, using the exact names they used when they bought the shares.

2) Signature guarantees if needed. (See below.)

3) Other supporting legal documents if the sale involves estates, trusts, guardianships, custodianships, corporations, other organizations, or pension and profit sharing plans. If you're uncertain what to include, call 1-800-LIPPER9.

When to include signature guarantees
Signature guarantees help prevent fraud. You'll need one if you want the proceeds of the sale of shares to be sent to someone who is not a registered owner, or if you want the proceeds sent to an address that is not on our records.

Eligible guarantors include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. To guarantee a signature, a broker-dealer must be a member of a clearing organization or maintain net capital of at least $100,000. Call 1-800-LIPPER9 for more details.

The signature guarantee must appear either: on the written request to sell your shares, on a separate document which specifies the total number of shares, Fund and class of shares, or on all stock certificates being redeemed, if certificates were issued.

By phone
To sell your shares by phone, you must have completed the appropriate section of the account application.

To sell by phone, call 1-800-LIPPER9. You can ask to have the proceeds sent by mail or by wire to your bank account. Have your account number, Fund name and Social Security or Tax Identification Number handy.

If you apply for telephone redemption privileges, you are authorizing the Fund distributor to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, Lipper will take reasonable precautions to confirm the caller's identity, such as asking for personal information. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if Lipper takes reasonable precautions. Call 1-800-LIPPER9 for more information.

You can change the bank or account designated to receive sale proceeds by sending a letter to Chase Global at the address shown in the "By mail" section above. Each shareholder must sign the request and each signature must be guaranteed. Please call 1-800-LIPPER9 for details.

We can change or end the telephone redemption privilege at any time without notice.


The Systematic Withdrawal Plan
The Systematic Withdrawal Plan lets you make regular withdrawals of $100 or more, monthly, quarterly or twice a year. You must have a minimum account balance of $5,000 to set up the plan. Call 1-800-LIPPER9 for complete instructions.

Involuntary closing of accounts
The Fund can sell an investor's shares and close the account if: the net asset value of the shares in the account falls below $500 or the investor buys through the Systematic Investment Plan and fails to meet investment minimums within 12 months of opening the account. We'll give at least 60 days notice before closing an account.

HOW YOUR ACCOUNT WORKS


How to exchange shares
You can exchange your shares of this Fund for shares of certain other Lipper Funds, including the Lipper Prime Europe Equity Fund, the Lipper High Income Bond Fund and the Lipper U.S. Equity Fund. Consult Lipper or Chase Global to find out if the Fund you're interested in is included in the exchange program and if it's available in your state. You'll need to meet minimum investment requirements and other eligibility requirements. There may be other conditions.

The description of the exchange privilege in this prospectus takes the place of the description in the Statement of Additional Information if you're buying through Lipper.

Shares will be exchanged at the next NAV calculated after the exchange order is accepted. There are no fees for exchanging shares.

Carefully read the prospectus of the fund you want to buy before making an exchange.

Chase Global may set limits on exchanges, including number of shares exchanged and how often you may exchange them. Frequent exchanges can hurt all investors because they increase costs.

If your shares are held in a broker "street name," you can't exchange them by mail or telephone. You must contact your investment representative. Chase Global may reject any exchange request and may change or end the exchange feature at any time.

For federal income tax purposes, exchanging shares is treated as selling shares of one fund and buying shares of the other. As a result, you may realize a taxable gain or loss when you exchange.

By phone
If you set up the telephone exchange privilege when you opened your account, call 1-800-LIPPER9. Have your account number, Fund name and Social Security or Tax Identification Number handy.

By mail
Send a letter including: the account number for your current Fund, the Fund name and share class of the Fund you're exchanging from, and the name of the Fund you're exchanging to.

Include other supporting legal documents if the sale involves estates, trusts, guardianships, custodianships, corporations, other organizations, or pension and profit sharing plans. If you're uncertain what to include, call 1-800-LIPPER9.

Send your request to:

The Lipper Funds, Inc.
c/o Chase Global Funds Services Company
P.O. Box 2798
Boston, MA 02208-2798

Distribution Arrangements

Vista Fund Distributors Inc. (VFD) is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase. The Fund has adopted a Rule 12b-1 distribution plan under which it pays up to 0.10% of its Vista Class assets in distributor fees.

These payments cover such things as payments for services provided by broker-dealers and expenses connected to sale of shares. Payments are not tied to the amount of actual expenses incurred. Because 12b-1 expenses are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.


Other information
concerning the Fund

There are Fund agreements with certain shareholder servicing agents (including Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers who own fund shares. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.35% of the average daily net assets of the Vista Shares of the Fund held by investors serviced by the shareholder servicing agent. The Fund's Board of Directors has determined that the amount payable for "service fees" (as defined by the NASD) does not exceed 0.25% of the average annual net assets attributable to the Vista Shares of the Fund.

Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

The Fund may issue multiple classes of shares. This prospectus relates only to Vista shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase, the Fund and their respective affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. This information can be used for a variety of purposes, including offering investment and insurance products to shareholders.


Distributions and taxes

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses then pays out these earnings to shareholders as distributions.

The Fund declares dividends daily, so your shares can start earning dividends on the day you buy them. We distribute the dividends monthly in the form of additional shares, unless you tell us that you want payment in cash or deposited in a

HOW YOUR ACCOUNT WORKS


pre-assigned bank account. The taxation of dividends won't be affected by the form in which you receive them. We distribute any short-term capital gain at least annually. The Fund does not expect to realize long-term capital gain.

Dividends are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.[logo]

What the terms mean

COMMERCIAL PAPER: Short-term securities with maturities of 1 to 270 days which are issued by banks, corporations and others.

DEMAND NOTES: A debt security with no set maturity date. The investor can generally demand payment of the principal at any time.

DISTRIBUTION FEE: Covers the cost of the distribution system used to sell shares to the public.

DOLLAR WEIGHTED AVERAGE MATURITY: The average maturity of the Fund is the average amount of time until the organizations that issued the debt securities in the Fund's portfolio must pay off the principal amount of the debt. "Dollar weighted" means the larger the dollar value of debt security in the Fund, the more weight it gets in calculating this average.

FLOATING RATE SECURITIES: Securities whose interest rates adjust automatically whenever a particular interest rate changes.

LIQUIDITY: Liquidity is the ability to easily convert investments into cash without losing a significant amount of money in the process.

MANAGEMENT FEE: A fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

MUNICIPAL LEASE OBLIGATIONS: These provide participation in municipal lease agreements and installment purchase contracts, but are not part of the general obligations of the municipality.

MUNICIPAL OBLIGATIONS: Debt securities issued by or on behalf of states, territories and possessions or by their agencies or other groups with authority to act for them. For securities to qualify as municipal obligations, the municipality's lawyers must give an opinion that the interest on them is not considered gross income for federal income tax purposes.

OTHER EXPENSES: Miscellaneous items, including transfer agency, administration, shareholder servicing, custody and registration fees.

REPURCHASE AGREEMENTS: A special type of a short-term investment. A dealer sells securities to a Fund and agrees to buy them back later for a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: A fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

VARIABLE RATE SECURITIES: Securities whose interest rates are periodically adjusted.[logo]

FINANCIAL HIGHLIGHTS OF THE FUND

Chase Vista U.S. Government Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Vista Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 1999, which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements which include the financial information set forth in the table below, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.


                                                Year         Year         Year         Year         Year
                                               ended        ended        ended        ended        ended
                                             8/31/99      8/31/98      8/31/97      8/31/96      8/31/95
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
----------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                         0.04         0.05         0.05         0.05         0.05
 Less distributions:
  Dividends from net investment income          0.04         0.05         0.05         0.05         0.05
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                    4.55%        5.14%        5.04%        4.97%        5.05%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)          $3,538       $3,033       $2,139       $2,057       $  341
----------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets         0.59%        0.59%        0.59%        0.65%        0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets                              4.46%        5.01%        4.93%        4.83%        4.93%
----------------------------------------------------------------------------------------------------------
Ratio of expenses without waivers
and assumption of expenses to
average net assets                              0.69%        0.70%        0.72%        0.73%        0.80%
----------------------------------------------------------------------------------------------------------
Ratio of net investment income without
waivers and assumption of expenses to
average net assets                              4.36%        4.90%        4.80%        4.75%        4.93%
----------------------------------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Fund in the following documents:

ANNUAL AND
SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-62-CHASE or writing to:

Chase Vista Funds Service Center
P.O. Box 419392
Kansas City, MO 64141-6392

If you buy your shares through an institution, you may contact your institution for more information.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail:publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act
File No. is 811-8358

Chase Vista Funds
Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039